UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Knowles Corporation

(Name of registrant as specified in its charter)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

Knowles Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36102 (Commission File Number)	90-1002689 (I.R.S. Employer Identification No.)

1151 Maplewood Drive, Itasca, IL	60143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 250-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KN	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

On May 9, 2019, Knowles Corporation (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”) with Caligan Partners CV I LP, Caligan Partners LP, Falcon Edge Capital, LP, Caligan Partners CV GP LLC, Caligan Partners GP, LLC, Falcon Edge (Cayman) GP, Ltd., Falcon Edge Global Master Fund, LP, Moraine Master Fund, LP, Patriot Global Management, LP, Samuel J. Merksamer, David E. Johnson and Jonathan Christodoro (the foregoing, collectively with each of their respective affiliates, the “Investor Group”).

Effective upon execution and delivery of the Settlement Agreement, the Board of Directors (the “Board”) of the Company (i) expanded the size of the Board from nine members to ten members, (ii) appointed Steven F. Mayer (the “Investor Group Designee”) to the Board as a Class III director with a term expiring at the Company’s 2019 annual meeting of shareholders (the “2019 Annual Meeting”) and (iii) appointed the Investor Group Designee to the Audit Committee of the Board. The Board also agreed to nominate the Investor Group Designee for election to the Board at the 2019 Annual Meeting.

Also effective upon execution and delivery of the Settlement Agreement, the Investor Group withdrew its notice of intent to nominate director candidates for election to the Board at the 2019 Annual Meeting.

The Settlement Agreement further provides, among other things, that:

●	The Investor Group and the Board will cooperate to identify a mutually acceptable independent director no later than 120 days after the Company’s 2020 annual meeting of shareholders (the “2020 Annual Meeting”). If the parties are not able to identify a director by such date, then the Board will select a new independent director, subject to approval by the Investor Group (not to be unreasonably withheld, conditioned or delayed).

●	In the event the Investor Group ceases to beneficially own a net long position of at least 4,549,989 shares of the Company’s then outstanding common stock, subject to adjustment for stock splits, combinations and recapitalizations (the “Ownership Minimum”), the Investor Group Designee will immediately resign from the Board.

●	During the term of the Settlement Agreement and as long as the Investor Group owns shares of the Company’s common stock exceeding the Ownership Minimum, the Investor Group is entitled to designate a replacement independent director in the event the Investor Group Designee ceases to be a director of the Company due to death, disability or other incapacity, subject to approval of the replacement independent director by the Governance and Nominating Committee of the Board.

●	During the term of the Settlement Agreement, the Investor Group is subject to customary standstill restrictions relating to, among other things, share purchases subject to a cap of 10% of the Company’s outstanding common stock, proxy contests, other activist campaigns, unsolicited takeover bids and related matters.

●	During the term of the Settlement Agreement, the Investor Group will vote all of its shares of the Company’s common stock at all annual and special meetings as well as in any consent solicitations of the Company’s shareholders in accordance with the Board’s recommendations, subject to certain exceptions relating to extraordinary transactions and the recommendations of Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC.

●	Each party agrees not to make public statements about the other party, subject to certain exceptions.

●	Each party agrees not to sue the other party, subject to certain exceptions.

●	The Investor Group and the Investor Group Designee have entered into a confidentiality agreement with the Company, in the form attached to the Settlement Agreement.

●	Either party may terminate the Settlement Agreement by giving five business days’ notice to the other party at any time after the date that is 30 days prior to the notice deadline for the nomination of director candidates to the Board at the Company’s 2021 annual meeting of shareholders, subject to certain exceptions.

The summary above is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Settlement Agreement described in Item 1.01 hereof, on May 9, 2019, the Board increased its size from nine to ten directors and appointed Steven. F. Mayer, age 59, to the Board as a Class III director. Mr. Mayer’s term will expire at the 2019 Annual Meeting. If he is re-elected at the 2019 Annual Meeting, he will serve a one-year term expiring at the 2020 Annual Meeting. Mr. Mayer was also appointed to the Audit Committee of the Board.

Other than the Settlement Agreement and the Reimbursement Agreement between Mr. Mayer and the Investor Group (a copy of which is attached to the Settlement Agreement as Exhibit B), there is no arrangement or understanding between Mr. Mayer and any other person pursuant to which he was appointed as a director. Since the beginning of the last fiscal year, there have been no related party transactions between the Company and Mr. Mayer that would be reportable under Item 404(a) of Regulation S-K.

Mr. Mayer will receive compensation and indemnification consistent with that provided to all independent directors of the Company.

Item 8.01 Other Events.

On May 9, 2019, the Company issued a press release announcing the matters described above. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Settlement Agreement, dated May 9, 2019, by and among Knowles Corporation, Caligan Partners CV I LP, Caligan Partners LP, Caligan Partners CV GP LLC, Caligan Partners GP, LLC, Falcon Edge Capital, LP, Falcon Edge (Cayman) GP, Ltd., Falcon Edge Global Master Fund, LP, Moraine Master Fund, LP, Patriot Global Management, LP, Samuel J. Merksamer, David E. Johnson, and Jonathan Christodoro
99.1	Press Release regarding Settlement Agreement dated May 9, 2019

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: May 9, 2019	By:	/s/ Thomas G. Jackson
Thomas G. Jackson Senior Vice President, General Counsel & Secretary

3

Exhibit 10.1

SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT (this “Agreement”) is made and entered into as of May 9, 2019, by and among Knowles Corporation, a Delaware corporation (the “Company”), on the one hand, and Caligan Partners CV I LP, a Cayman Islands exempted limited partnership (“Caligan CV I”), Caligan Partners LP, a Delaware limited partnership, Caligan Partners CV GP LLC, a Delaware limited liability company, Caligan Partners GP, LLC, a Delaware limited liability company, Falcon Edge Capital, LP, a Delaware limited partnership, Falcon Edge (Cayman) GP, Ltd., a Cayman Islands Corporation, Falcon Edge Global Master Fund, LP, a Cayman Islands exempted limited partnership, Moraine Master Fund, LP, a Cayman Islands exempted limited partnership, Patriot Global Management, LP, a Delaware limited partnership, Samuel J. Merksamer, an individual, David E. Johnson, an individual, and Jonathan Christodoro, an individual (the foregoing, together with Caligan CV I, and collectively with each of their respective Affiliates, the “Investor Group”), on the other hand. The Company and the Investor Group are each herein referred to as a “party” and collectively, the “parties.”

WHEREAS, on March 11, 2019, certain members of the Investor Group filed a Schedule 13D (the “Schedule 13D”) with the SEC;

WHEREAS, on January 30, 2019, Caligan CV I submitted notice (the “Initial Nomination Notice") of its intent to nominate three candidates for election to the Board of Directors of the Company (the “Board”) at the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”);

WHEREAS, on March 11, 2019, Caligan CV I submitted a supplement to the Initial Nomination Notice (together with the Initial Nomination Notice, the “Nomination Notice”) whereby Caligan CV I, among other things, withdrew one of its three director candidates; and

WHEREAS, the Company and the Investor Group have determined to come to an agreement with respect to the composition of the Board and certain other matters, as provided in this Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.  Board Composition and Related Matters.

(a) Effective upon the execution and delivery of this Agreement, Caligan CV I has withdrawn the Nomination Notice by submitting the form attached hereto as Exhibit A to the Company.

(b) Effective upon the execution and delivery of this Agreement, the Board increases the size of the Board from nine to ten directors with a resulting vacancy in Class III of the Board.

(c) Simultaneous with the execution and delivery of this Agreement and as a condition to the Investor Group’s rights and the Board’s obligations herein, Steven F. Mayer (the “Investor Group Designee”), has executed and delivered to the Company a designee agreement in the form attached hereto as Exhibit B (the “Designee Agreement”).

(d) The Company shall, as promptly as practicable following the execution of this Agreement, but in no case later than two Business Days following the date of this Agreement, take all action necessary to appoint the Investor Group Designee to the Board to fill the vacancy resulting from the increase in the size of the Board as set forth in Section 1(b).

(e) The Company shall, with respect to the 2019 Annual Meeting, 2020 Annual Meeting and, subject to the Company’s delivery of a Renomination Notice pursuant to Section 11(a) that has not been declined by the Investor Group or the Investor Group Designee, any subsequent Annual Meetings during the term of this Agreement, (i) include the Investor Group Designee as a nominee for election to the Board in its proxy statement and proxy card, (ii) recommend to the stockholders of the Company the election of the Investor Group Designee to the Board and (iii) solicit proxies in favor of the election of the Investor Group Designee to the Board in a manner no less rigorous and favorable than the manner in which the Company supports its other incumbent nominees.

(f) Concurrently with the Investor Group Designee’s appointment to the Board, the Board shall take the necessary steps to appoint and seat the Investor Group Designee on at least one committee of the Board, subject to applicable rules of the SEC and of any stock exchange on which the Company is traded and as selected by the Board in its sole discretion. The Investor Group Designee shall be entitled to continuously serve on such committee until the Termination Date.

(g) The Investor Group agrees that the Board or any committee thereof, in the exercise of its fiduciary duties, may recuse the Investor Group Designee from any portion of a Board or committee meeting, and restrict access to information of the Company, to the extent relating to (i) this Agreement, including the interpretation and enforcement thereof, (ii) any demand made by any member of the Investor Group or any of their respective Affiliates if such demand is coupled, expressly or implied, with the threat to take any of the actions prohibited in Sections 3(a) through 3(l), (iii) the Designee Agreement, (iv) the Investor Group Designee’s failure to comply with the Company’s Amended and Restated Certificate of Incorporation (as amended and as may be further amended from time to time, the “Charter”), the Company’s Amended and Restated By-Laws (as amended and as may be further amended from time to time, the “By-Laws”) or policies that are applicable to all directors or (v) any proposed transaction between the Company and any member of the Investor Group or any of their respective Affiliates. For the avoidance of doubt, the Investor Group acknowledges and agrees that: (A) pursuant to the Designee Agreement and consistent with his fiduciary duties as a director of the Company, the Investor Group Designee is obligated to consider in good faith, to the same extent as any other director of the Company, recusal from any Board or committee meeting in the event there is any other actual or potential conflict of interest between the Investor Group or the Investor Group Designee, on the one hand, and the Company, on the other hand; and (B) the Board may restrict the Investor Group Designee’s access to information of the Company to the same extent it would for any other director of the Company, in accordance with applicable law.

(h) The Investor Group agrees that there shall be no contracts, plans or arrangements, written or otherwise, in effect during the term of this Agreement, between any members of the Investor Group and the Investor Group Designee providing for any compensation, reimbursement of expenses or indemnification of the Investor Group Designee in connection with or related to the Investor Group Designee’s service on the Board, other than the reimbursement agreement (the “Reimbursement Agreement”) in the form attached hereto as Exhibit C.

(i) The Investor Group acknowledges and agrees that if at any time during the term of this Agreement the Investor Group and its Affiliates’ aggregate Net Long Position falls below 4,549,989 shares of common stock of the Company, par value $0.01 per share (the “Common Stock”) (subject to adjustment for stock splits, reclassifications and combinations, the “Ownership Minimum”), (i) the rights of the members of the Investor Group and the obligations of the Company pursuant to this Section 1 shall terminate immediately and (ii) the Investor Group Designee is obligated to immediately tender his resignation pursuant to the Designee Agreement (it being understood that the Board shall have the right to decline to accept such resignation).

(j) Until the Termination Date and as long as the Investor Group and its Affiliates’ Net Long Position exceeds the Ownership Minimum, in the event that the Investor Group Designee is no longer able to serve as a director of the Company due to death, disability or other incapacity, the members of the Investor Group shall be entitled to designate, subject to the approval of the Governance and Nominating Committee of the Board (the “Governance and Nominating Committee”), a candidate for replacement of the Investor Group Designee (such replacement, a “Replacement Designee”). Any Replacement Designee shall qualify as an “independent director” under applicable rules of the SEC, the rules of any stock exchange on which the Company is traded and applicable governance policies of the Company. The Governance and Nominating Committee shall, in good faith and consistent with its fiduciary duties, approve or deny any candidate for Replacement Designee within ten Business Days after such candidate has: (i) successfully completed a customary background check; (ii) completed a satisfactory interview with the Governance and Nominating Committee; (iii) provided the Company with (A) a completed director questionnaire (in the form to be provided by the Company), (B) an executed Designee Agreement and (C) such other information required by the documents described in the Designee Agreement or as may be reasonably requested by the Company and (iv) agreed to take all necessary action not be considered to be “overboarded” under the applicable policies of Institutional Shareholder Services, Inc. (“ISS”) and/or Glass Lewis & Co., LLC (“Glass Lewis”) as a result of his or her appointment to the Board. In the event the Governance and Nominating Committee declines to approve a candidate for Replacement Designee, (i) any agreements provided by such candidate pursuant to the previous sentence shall be null and void and of no effect and (ii) the members of the Investor Group may propose one or more additional candidates, subject to the approval process described above, until a Replacement Designee is approved by the Governance and Nominating Committee. Following the approval of a candidate for Replacement Designee by the Governance and Nominating Committee, the Board shall promptly appoint such Replacement Designee to the Board. Upon his or her appointment to the Board, such Replacement Designee shall be deemed to be an Investor Group Designee for all purposes under this Agreement.

(k) No later than the date that is 120 calendar days after the Company’s 2020 Annual Meeting, the Board and the members of the Investor Group shall cooperate to identify a mutually acceptable Independent Director (the “New Independent Director”) for appointment to the Board. If the Company and the members of the Investor Group, after good faith efforts, are not able to identify a mutually acceptable candidate to serve as the New Independent Director by such date, then the Board, in its sole discretion, shall take all actions reasonably necessary to select a New Independent Director in accordance with the Board’s internal procedures and consistent with all applicable corporate governance policies of the Company; provided, that appointment of the New Independent Director shall be subject to the approval of the members of the Investor Group (not to be unreasonably withheld, conditioned or delayed). Following the selection of the New Independent Director and the approval of the members of the Investor Group, the Board shall promptly appoint the New Independent Director to the Board.

2. Voting Commitment. Until the Termination Date, the members of the Investor Group shall, or shall cause their Representatives to, appear in person or by proxy at each Stockholder Meeting and to vote all shares of Common Stock beneficially owned by it and over which it has voting power in accordance with the Board’s recommendations as such recommendations of the Board are set forth in the applicable definitive proxy statement filed in respect thereof with respect to (a) the election, removal and/or replacement of directors (a “Director Proposal”) and (b) any other proposal submitted to the stockholders at a Stockholder Meeting other than a proposal with respect to an Extraordinary Transaction, in each case as such recommendation of the Board is set forth in the applicable definitive proxy statement filed in respect thereof; provided, however, that in the event both ISS and Glass Lewis make voting recommendations that differ from the voting recommendation of the Board with respect to any Company proposal (other than Director Proposals) submitted to the stockholders at any Stockholder Meeting, the members of the Investor Group shall be permitted to vote all or some shares of Common Stock they beneficially own and over which they have voting power at such Stockholder Meeting in accordance with the ISS and Glass Lewis recommendations.

3. Standstill. Prior to the Termination Date, except as otherwise provided in this Agreement (including Section 11(a)), without the prior written consent of the Board, the members of the Investor Group shall not, and shall instruct their Affiliates, not to, directly or indirectly (in each case, except as permitted by this Agreement):

(a) (i) acquire, offer or seek to acquire, agree to acquire or acquire rights to acquire (except by way of stock dividends or other distributions or offerings made available to holders of voting securities of the Company generally on a pro rata basis), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a group, through swap or hedging transactions or otherwise, any voting securities of the Company (other than through a broad-based market basket or index) or any voting rights decoupled from the underlying voting securities which would result in the ownership or control of, or other beneficial ownership interest in, 10.0% or more than of the then-outstanding shares of the Common Stock in the aggregate (the “Ownership Cap”); provided, however, that the Board may increase the Ownership Cap by an affirmative vote of a majority of the Board; or (ii) sell its shares of Common Stock, other than in open market sale transactions where the identity of the purchaser is not known and in underwritten widely dispersed public offerings, to any Third Party that, to the Investor Group’s knowledge (after due inquiry in connection with a private, non-open market transaction, it being understood that such knowledge shall be deemed to exist with respect to any publicly available information, including information in documents filed with the SEC), would result in such Third Party, together with its Affiliates and Associates, owning, controlling or otherwise having any beneficial or other ownership interest in the aggregate of more than 4.9% of the shares of Common Stock outstanding at such time or would increase the beneficial ownership interest of any Third Party who, together with its Affiliates and Associates, has a beneficial or other ownership interest in the aggregate of more than 4.9% of the shares of Common Stock outstanding at such time;

(b) (i) other than pursuant to Section 1(j) of this Agreement, nominate, recommend for nomination or give notice of an intent to nominate or recommend for nomination a person for election at any Stockholder Meeting at which the Company’s directors are to be elected; (ii) knowingly initiate, encourage or participate in any solicitation of proxies in respect of any election contest or removal contest with respect to the Company’s directors; (iii) submit, initiate, make or be a proponent of any stockholder proposal for consideration at, or bring any other business before, any Stockholder Meeting; (iv) knowingly initiate, encourage or participate in any solicitation of proxies in respect of any stockholder proposal for consideration at, or other business brought before, any Stockholder Meeting; or (v) knowingly initiate, encourage or participate in any “withhold” or similar campaign with respect to any Stockholder Meeting;

(c) form, join or in any way participate in any group or agreement of any kind with respect to any voting securities of the Company, including in connection with any election or removal contest with respect to the Company’s directors or any stockholder proposal or other business brought before any Stockholder Meeting (other than with the members of the Investor Group or one or more of their Affiliates and Associates who are instructed to comply by the terms and conditions of this Agreement);

(d) deposit any voting securities of the Company in any voting trust or subject any Company voting securities to any arrangement or agreement with respect to the voting thereof (other than any such voting trust, arrangement or agreement solely among members of the Investor Group and otherwise in accordance with this Agreement);

(e) seek publicly, alone or in concert with others, to amend any provision of the Charter or By-Laws;

(f) demand an inspection of the Company’s books and records;

(g) (i) make any public or private proposal with respect to or (ii) make any public statement or otherwise seek to encourage, advise or assist any person in so encouraging or advising with respect to: (A) any change in the number or term of directors serving on the Board or the filling of any vacancies on the Board, (B) any change in the capitalization or dividend policy of the Company, (C) any other change in the Company’s management, governance, corporate structure, affairs or policies, (D) any Extraordinary Transaction, (E) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange or (F) causing a class of equity securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act;

(h) knowingly initiate, make or in any way participate, directly or indirectly, in any Extraordinary Transaction or make, directly or indirectly, any proposal, either alone or in concert with others, to the Company or the Board that would reasonably be expected to require a public announcement or disclosure regarding any such matter;

(i) effect or seek to effect, offer or propose to effect, cause or participate in, or in any way knowingly assist or facilitate any other person to effect or seek, offer or propose to effect or participate in, any (i) material acquisition of any assets or businesses of the Company or any of its subsidiaries; (ii) tender offer or exchange offer, merger, acquisition, share exchange or other business combination involving any of the voting securities or any of the material assets or businesses of the Company or any of its subsidiaries; or (iii) recapitalization, restructuring, liquidation, dissolution or other material transaction with respect to the Company or any of its subsidiaries or any material portion of its or their businesses;

(j) enter into any negotiations, agreements or understandings with any Third Party with respect to the foregoing, or advise, assist, encourage or seek to persuade any Third Party to take any action with respect to any of the foregoing, or otherwise take or cause any action inconsistent with any of the foregoing;

(k) publicly make or in any way advance publicly any request or proposal that the Company or the Board amend, modify or waive any provision of this Agreement; or

(l) take any action challenging the validity or enforceability of this Section 3 or this Agreement unless the Company is challenging the validity or enforceability of this Agreement.

provided, however, that (i) the restrictions in this Section 3 shall not prevent the members of the Investor Group from making (a) any factual statement as required by applicable legal process, subpoena or legal requirement from any governmental authority with competent jurisdiction over the party from whom information is sought (so long as such request did not arise as a result of action by any of the members of the Investor Group) or (b) any confidential communication to the Company that would not be reasonably expected to trigger public disclosure obligations for either party and (ii) the restrictions in this Section 3 shall not restrict the members of the Investor Group from tendering shares, receiving payment for shares or otherwise participating in any such transaction on the same basis as the other stockholders of the Company or from participating in any such transaction that has been approved by the Board, subject to the other terms of this Agreement. For the avoidance of doubt, nothing in this Section 3 shall be deemed to limit the exercise in good faith by the Investor Group Designee of his fiduciary duties in his capacity as a director of the Company.

4. Mutual Non-Disparagement. Prior to the Termination Date, without the prior written consent of the other party, neither party shall, nor shall it permit any of its Representatives to make any public statement about the other party, the other party’s current or former directors in their capacity as such, officers or employees (including with respect to such persons’ service at the other party), the other party’s subsidiaries, or the business of the other party’s subsidiaries or any of its or its subsidiaries’ current directors, officers or employees, including the business and current or former directors, officers and employees of the other party’s controlled Affiliates, as applicable. The restrictions in this Section 4 shall not (x) apply (i) in any compelled testimony or production of information, whether by legal process, subpoena or as part of a response to a request for information from any governmental or regulatory authority with jurisdiction over the party from whom information is sought, in each case, to the extent required, or (ii) to any disclosure that such party reasonably believes, after consultation with outside counsel, to be legally required by applicable law, rules or regulations; or (y) prohibit any party from reporting what it reasonably believes, after consultation with outside counsel, to be violations of federal law or regulation to any governmental authority pursuant to Section 21F of the Exchange Act or Rule 21F promulgated thereunder.

5. No Litigation. Prior to the Termination Date, each party hereby covenants and agrees that it shall not, and shall not permit any of its Representatives to, directly or indirectly, alone or in concert with others, encourage, pursue or assist any other person to threaten or initiate, any lawsuit, claim or proceeding before any court (each, a “Legal Proceeding”) against the other party or any of its Representatives, except for (a) any Legal Proceeding initiated primarily to remedy a breach of or to enforce this Agreement and (b) counterclaims with respect to any proceeding initiated by, or on behalf of one party or its Affiliates against the other party or its Affiliates; provided, however, that the foregoing shall not prevent any party or any of its Representatives from responding to oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes (each, a “Legal Requirement”) in connection with any Legal Proceeding if such Legal Proceeding has not been initiated by, on behalf of or at the direct or indirect suggestion of such party or any of its Representatives; provided, further, that in the event any party or any of its Representatives receives such Legal Requirement, such party shall give prompt written notice of such Legal Requirement to the other party (except where such notice would be legally prohibited or not practicable). Each party represents and warrants that neither it nor any assignee has filed any lawsuit against the other party.

6. Public Statements; SEC Filings.

(a) No later than two Business Days following the date of this Agreement, the Company shall issue a press release (the “Press Release”) announcing this Agreement, substantially in the form attached hereto as Exhibit D. Prior to the issuance of the Press Release, neither the Company nor the members of the Investor Group shall issue any press release or public announcement regarding this Agreement or take any action that would require public disclosure thereof without the prior written consent of the other party.

(b) No later than two Business Days following the date of this Agreement, the Company shall file with the SEC a Current Report on Form 8-K reporting its entry into this Agreement, disclosing applicable items to conform to its obligations hereunder and appending this Agreement as an exhibit thereto (the “Form 8-K”). The Form 8-K shall be consistent with the terms of this Agreement and the Press Release. The Company shall provide the members of the Investor Group and their Representatives with a reasonable opportunity to review and comment on the Form 8-K prior to the filing with the SEC and consider in good faith any comments of the members of the Investor Group and their Representatives.

(c) No later than two Business Days following the date of this Agreement, the Investor Group shall file with the SEC an amendment to its Schedule 13D in compliance with Section 13 of the Exchange Act reporting its entry into this Agreement, disclosing applicable items to conform to its obligations hereunder and including the terms of this Agreement and the Reimbursement Agreement and including this Agreement as an exhibit thereto (the “Schedule 13D Amendment”). The Schedule 13D Amendment shall be consistent with the terms of this Agreement and the Press Release. The Investor Group shall provide the Company and its Representatives with a reasonable opportunity to review the Schedule 13D Amendment prior to it being filed with the SEC and consider in good faith any comments of the Company and its Representatives.

(d) Except for the issuance of the Press Release and the filing of the Form 8-K and Schedule 13D Amendment, no party shall issue any press release or other public statement (including, without limitation, in any filing required under the Exchange Act) or speak with any member of the media about the subject matter of this Agreement or the other party, except as required by law, Legal Requirement or applicable stock exchange listing rules or with the prior written consent of the other party and otherwise in accordance with this Agreement.

7.  Confidentiality.

(a) For so long as the Investor Group Designee is serving as a director on the Board, the Investor Group and its Representatives may receive confidential information of the Company from the Investor Group Designee which he learns in his capacity as a director of the Company, including discussions or matters considered in meetings of the Board or Board committees (collectively and individually, “Confidential Information”); provided, however, that the Investor Group and the Investor Group Designee shall have executed a confidentiality agreement with the Company in the form attached hereto as Exhibit E (a “Confidentiality Agreement”) prior to the receipt of Confidential Information by the members of the Investor Group or their Representatives from the Investor Group Designee; provided, further, that in the event that a Replacement Designee is appointed to the Board pursuant to Section 1(j), the Investor Group and its Representatives may not receive Confidential Information from such Replacement Designee unless and until the Company, the Investor Group and such Replacement Designee shall have executed an amendment or joinder to the Confidentiality Agreement to join such Replacement Designee to the Confidentiality Agreement as the Investor Group Director thereunder.

(b) For the avoidance of doubt, the parties acknowledge and agree that the obligations of the Investor Group under this Section  7 and of the Investor Group Designee under the Designee Agreement shall be in addition to, and not in lieu of, the Investor Group Designee’s confidentiality obligations under Delaware law and the Charter, By-Laws and applicable corporate governance policies of the Company; provided, that in the event of a conflict between the Investor Group Designee’s confidentiality obligations under the applicable corporate governance policies of the Company and those in the Confidentiality Agreement, the terms of the Confidentiality Agreement shall control.

8. Compliance with Securities Laws. The Investor Group acknowledges that it understands its obligations under the U.S. securities laws. Subject to compliance with such laws, the members of the Investor Group and their Representatives shall in any event be free to trade or engage in such transactions during periods when the members of the Board are permitted to do so, and the Company will notify the members of the Investor Group reasonably in advance when such “open window” director trading periods begin and end. The Company acknowledges that none of the provisions herein shall in any way limit the activities of the members of the Investor Group or their Representatives in their respective ordinary course of businesses if such activities will not violate applicable securities laws or the obligations specifically agreed to under this Agreement. In addition, nothing contained in this Agreement shall restrict the ability of the members of the Investor Group or their Representatives from purchasing, selling or otherwise trading securities of the Company pursuant to any Rule 10b5-1 trading plan adopted prior to the execution of this Agreement.

9. Affiliates and Associates. Each party shall instruct its controlled Affiliates and Associates to comply with the terms of this Agreement and shall be responsible for any breach of this Agreement by any such controlled Affiliate or Associate. A breach of this Agreement by a controlled Affiliate or Associate of a party, if such controlled Affiliate or Associate is not a party to this Agreement, shall be deemed to occur if such controlled Affiliate or Associate engages in conduct that would constitute a breach of this Agreement if such controlled Affiliate or Associate was a party to the same extent as a party to this Agreement.

10.  Representations and Warranties.

(a) The Investor Group represents and warrants that it has full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and that this Agreement has been duly and validly executed and delivered by it, constitutes a valid and binding obligation and agreement of it and is enforceable against it in accordance with its terms. The Investor Group represents that the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of it as currently in effect, the execution, delivery and performance of this Agreement by it does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to it or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which it is a party or by which it is bound. The Investor Group represents and warrants that, as of the date of this Agreement, it beneficially owns an aggregate of 6,651,906 shares of Common Stock. The Investor Group represents and warrants that it has voting authority over such shares and owns no Synthetic Equity Interests or any Short Interests in the Company.

(b) The Company hereby represents and warrants that it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and that this Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company and is enforceable against the Company in accordance with its terms. The Company represents that the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of the Company as currently in effect, the execution, delivery and performance of this Agreement by the Company does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to the Company or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which the Company is a party or by which it is bound.

11. Termination.

(a) Either party shall have the right to terminate this Agreement upon delivery to the other party of advance written notice of such termination at least five Business Days prior to the date of such termination (the effective date of termination, the “Termination Date”); provided, however, that neither party shall be permitted to terminate this Agreement until the date that is 30 calendar days prior to the notice deadline under the By-Laws for the nomination of director candidates for election to the Board at the 2021 Annual Meeting; provided, further, that the Company shall deliver irrevocable written notice to the Investor Group if it intends to include the Investor Group Designee in its slate of candidates for election to the Board and to comply with its obligations under Section 1(e) with respect to the 2021 Annual Meeting and any subsequent Annual Meeting at least 45 calendar days prior to the notice deadline under the By-Laws for the nomination of director candidates for election to the Board at such Annual Meeting, and, if the Investor Group or the Investor Group Designee does not decline such renomination in writing by the date that is 30 calendar days prior to the notice deadline under the By-Laws for the nomination of director candidates for election to the Board at such Annual Meeting, then the Investor Group shall not be permitted to terminate this Agreement pursuant to this Section 11(a) until after the date of such Annual Meeting (for the avoidance of doubt, nothing in this Section 11(a) shall require the Company to nominate the Investor Group Designee for election to the Board at any Annual Meeting occurring after the Termination Date); provided, further, that no party shall be permitted to terminate this Agreement in any time period between the notice deadline under the By-Laws for the nomination of director candidates for election to the Board with respect to any Annual Meeting and the conclusion of such Annual Meeting. Notwithstanding anything to the contrary in this Agreement:

(i) the obligations of the Investor Group pursuant to Sections 1, 2, 3, 4, 5 and 6(d) shall terminate in the event that the Company materially breaches its obligations to the Investor Group pursuant to Sections 1, 4 or 5, or the representations and warranties in Section 10(b) of this Agreement and such breach (if capable of being cured) has not been cured within ten calendar days following written notice of such breach from the Investor Group, or, if impossible to cure within ten calendar days, the Company has not taken substantive action to correct within ten calendar days following written notice of such breach from the Investor Group; provided, however, that the obligations of the Investor Group pursuant to Section 5 shall terminate immediately in the event that the Company materially breaches its obligations to the Investor Group under Section 5; and

(ii) the obligations of the Company to the Investor Group pursuant to Sections 1, 4 and 5 shall terminate in the event that (A) the Investor Group materially breaches its obligations in Sections 1, 2, 3, 4, 5, 6(d), 7 or 8 or the representations and warranties in Section 10(a), or (B) the Investor Group Designee materially breaches the Designee Agreement, and such breach (if capable of being cured) has not been cured within ten calendar days following written notice of such breach, or, if impossible to cure within ten calendar days, the Investor Group Designee has not taken substantive action to correct within ten calendar days following written notice of such breach from the Company; provided, however, that the obligations of the Company to the Investor Group pursuant to Section 5 shall terminate immediately in the event that the Investor Group materially breaches its obligations under Section 5.

(b) If this Agreement is terminated in accordance with this Section 11, this Agreement shall forthwith become null and void, but no termination shall relieve either party from liability for any breach of this Agreement prior to such termination.

12. Expenses. The Company shall reimburse the Investor Group for its reasonable, documented out-of-pocket fees and expenses (including legal expenses) incurred in connection with the subject matter of this Agreement, provided that such reimbursement shall not exceed $750,000 in the aggregate.

13. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand, with written confirmation of receipt; (b) upon sending if sent by electronic mail to the electronic mail addresses below, with confirmation of receipt from the receiving party by electronic mail; (c) one Business Day after being sent by a nationally recognized overnight carrier to the addresses set forth below; or (d) when actually delivered if sent by any other method that results in delivery, with written confirmation of receipt:

If to the Company:	with mandatory copies (which shall not constitute notice) to:

Knowles Corporation 1151 Maplewood Drive Itasca, Illinois 60143 Attn: Thomas Jackson, General Counsel Email: thomas.jackson@knowles.com	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019 Attn: Kai H. Liekefett Paul L. Choi Email: kliekefett@sidley.com pchoi@sidley.com

If to the Investor Group:	with mandatory copies (which shall not constitute notice) to:

Caligan 520 Madison Avenue New York, NY 10022 Attn: David E. Johnson Email: dj@caliganpartners.com	Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022 Attn: Eleazer Klein Email: eleazer.klein@srz.com

Falcon Edge 660 Madison Avenue, 19th Floor New York, NY 10065 Attn: Mark Cho Email: mcho@falconedge.com

14. Governing Law; Jurisdiction; Jury Waiver. This Agreement, and any disputes arising out of or related to this Agreement (whether for breach of contract, tortious conduct or otherwise), shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to its conflict of laws principles. The parties agree that exclusive jurisdiction and venue for any Legal Proceeding arising out of or related to this Agreement shall exclusively lie in the Court of Chancery of the State of Delaware or, if such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or, if jurisdiction is vested exclusively in the Federal courts of the United States, the Federal courts of the United States sitting in the State of Delaware, and any appellate court from any such state or Federal court. Each party waives any objection it may now or hereafter have to the laying of venue of any such Legal Proceeding, and irrevocably submits to personal jurisdiction in any such court in any such Legal Proceeding and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any court that any such Legal Proceeding brought in any such court has been brought in any inconvenient forum. Each party consents to accept service of process in any such Legal Proceeding by service of a copy thereof upon either its registered agent in the State of Delaware or the Secretary of State of the State of Delaware, with a copy delivered to it by certified or registered mail, postage prepaid, return receipt requested, addressed to it at the address set forth in Section 13. Nothing contained herein shall be deemed to affect the right of any party to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

15. Specific Performance. Each party to this Agreement acknowledge and agree that the other party would be irreparably injured by an actual breach of this Agreement by the first-mentioned party or its Representatives and that monetary remedies may be inadequate to protect either party against any actual or threatened breach or continuation of any breach of this Agreement. Without prejudice to any other rights and remedies otherwise available to the parties under this Agreement, each party shall be entitled to equitable relief by way of injunction or otherwise and specific performance of the provisions hereof upon satisfying the requirements to obtain such relief without the necessity of posting a bond or other security, if the other party or any of its Representatives breach or threaten to breach any provision of this Agreement. Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity to the non-breaching party.

16. Certain Definitions and Interpretations. As used in this Agreement: (a) the terms “Affiliate” and “Associate” (and any plurals thereof) have the meanings ascribed to such terms under Rule 12b-2 promulgated by the SEC under the Exchange Act and shall include all persons or entities that at any time prior to the Termination Date become Affiliates or Associates of any applicable person or entity referred to in this Agreement; provided, however, that the term “Associate” shall refer only to Associates controlled by the Company or the members of the Investor Group, as applicable; provided, further, that, for purposes of this Agreement, the members of the Investor Group shall not be Affiliates or Associates of the Company and the Company shall not be an Affiliate or Associate of the members of the Investor Group; (b) the term “Annual Meeting” means each annual meeting of stockholders of the Company and any adjournment, postponement, rescheduling or continuation thereof; (c) the terms “beneficial ownership,” “group,” “participant,” “person,” “proxy” and “solicitation” (and any plurals thereof) have the meanings ascribed to such terms under the Exchange Act and the rules and regulations promulgated thereunder, provided, that the meaning of “solicitation” shall be without regard to the exclusions set forth in Rules 14a-1(l)(2)(iv) and 14a-2 under the Exchange Act; (d) the term “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or obligated to be closed by applicable law; (e) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; (f) the term “Extraordinary Transaction” means any tender offer, exchange offer, merger, consolidation, acquisition, business combination, sale, recapitalization, restructuring, or other transaction with a third party that, in each case, that results in a change in control of the Company or the sale of substantially all of its assets; (g) the term “Independent Director” means an individual that (i) qualifies as an “independent director” under applicable rules of the SEC, the rules of any stock exchange on which the Company is traded and applicable governance policies of the Company and (ii) is not an employee, principal, Affiliate or Associate of the members of the Investor Group or any of their Affiliates or Associates; (h) the term “Net Long Position” means such shares of Common Stock beneficially owned, directly or indirectly, that constitute such person’s net long position as defined in Rule 14e-4 under the Exchange Act mutatis mutandis, provided that “Net Long Position” shall not include any shares as to which such person does not have the right to vote or direct the vote other than as a result of being in a margin account, or as to which such person has entered into a derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares; and the terms “person” or “persons,” for purposes of the meaning of the term “Net Long Position,” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, associate, organization or other entity of any kind or nature; (i) the term “Representatives” means (i) a person’s Affiliates and Associates and (ii) its and their respective directors, officers, employees, partners, members, managers, consultants, legal or other advisors, agents and other representatives acting in a capacity on behalf of, in concert with or at the direction of such person or its Affiliates or Associates; (j) the term “SEC” means the U.S. Securities and Exchange Commission; (k) the term “Short Interests” means any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Company’s equity securities by, manage the risk of share price changes for, or increase or decrease the voting power of, such person with respect to the shares of any class or series of the Company’s equity securities, or that provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Company’s equity securities; (l) the term “Stockholder Meeting” means each annual or special meeting of stockholders of the Company, or any action by written consent of the Company’s stockholders in lieu thereof, and any adjournment, postponement, rescheduling or continuation thereof; (m) the term “Synthetic Equity Interests” means any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such person, the purpose or effect of which is to give such person economic risk similar to ownership of equity securities of any class or series of the Company, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Company’s equity securities, or which derivative, swap or other transactions provide the opportunity to profit from any increase in the price or value of shares of any class or series of the Company’s equity securities, without regard to whether (i) the derivative, swap or other transactions convey any voting rights in such equity securities to such person; (ii) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such equity securities; or (iii) such person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions; and (n) the term “Third Party” refers to any person that is not a party, a member of the Board, a director or officer of the Company, or legal counsel to either party. In this Agreement, unless a clear contrary intention appears, (i) the word “including” (in its various forms) means “including, without limitation;” (ii) the words “hereunder,” “hereof,” “hereto” and words of similar import are references in this Agreement as a whole and not to any particular provision of this Agreement; (iii) the word “or” is not exclusive; (iv) references to “Sections” in this Agreement are references to Sections of this Agreement unless otherwise indicated; and (v) whenever the context requires, the masculine gender shall include the feminine and neuter genders.

17.  Miscellaneous.

(a) This Agreement, including all exhibits hereto, with the exception of the Confidentiality Agreement, contains the entire agreement between the parties and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(b) This Agreement is solely for the benefit of the parties and is not enforceable by any other persons.

(c) This Agreement shall not be assignable by operation of law or otherwise by a party without the consent of the other party. Any purported assignment without such consent is void ab initio. Subject to the foregoing sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the permitted successors and assigns of each party.

(d) Neither the failure nor any delay by a party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

(e) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the parties agree to use their reasonable best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or unenforceable by a court of competent jurisdiction.

(f) Any amendment or modification of the terms and conditions set forth herein or any waiver of such terms and conditions must be agreed to in a writing signed by each party.

(g) This Agreement may be executed in one or more textually identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signature.

(h) Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the parties will be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this Agreement will be decided without regard to events of drafting or preparation.

(i) The headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.

THE COMPANY:

KNOWLES CORPORATION

By:	/s/ Jeffrey S. Niew
Name:	Jeffrey S. Niew
Title:	President and Chief Executive Officer

Signature Page to Settlement Agreement

INVESTOR GROUP:

CALIGAN PARTNERS LP

By:	/s/ Samuel J. Merksamer
Name:	Samuel J. Merksamer
Title:	Partner

CALIGAN PARTNERS CV I LP

By: Caligan Partners LP, its investment manager

By:	/s/ Samuel J. Merksamer
Name:	Samuel J. Merksamer
Title:	Partner

CALIGAN PARTNERS CV GP LLC

By:	/s/ Samuel J. Merksamer
Name:	Samuel J. Merksamer
Title:	Managing Member

CALIGAN PARTNERS GP, LLC

By:	/s/ Samuel J. Merksamer
Name:	Samuel J. Merksamer
Title:	Managing Member

FALCON EDGE CAPITAL, LP

By:	/s/ Mark Cho
Name:	Mark Cho
Title:	Authorized Signatory

FALCON EDGE (CAYMAN) GP, LTD.

By:	/s/ Mark Cho
Name:	Mark Cho
Title:	Authorized Signatory

Signature Page to Settlement Agreement

FALCON EDGE GLOBAL MASTER FUND, LP

By: Falcon Edge Capital LP, its investment manager

By:	/s/ Mark Cho
Name:	Mark Cho
Title:	Authorized Signatory

MORAINE MASTER FUND, LP

By: Falcon Edge Capital LP, its investment manager

By:	/s/ Mark Cho
Name:	Mark Cho
Title:	Authorized Signatory

PATRIOT GLOBAL MANAGEMENT, LP

By:	/s/ Jonathan Christodoro
Name:	Jonathan Christodoro
Title:	Authorized Signatory

SAMUEL J. MERKSAMER

/s/ Samuel J. Merksamer

DAVID E. JOHNSON

/s/ David E. Johnson

JONATHAN CHRISTODORO

/s/ Jonathan Christodoro

Signature Page to Settlement Agreement

Exhibit A

Form of Nomination Withdrawal

CALIGAN PARTNERS CV I LP

c/o Caligan Partners LP
520 Madison Avenue
New York, New York 10022

[●], 2019

Knowles Corporation

1151 Maplewood Drive

Itasca, Illinois 60143

Attn: Thomas Jackson, General Counsel

Re:	Withdrawal of Stockholder Notice of Intent to Nominate Persons for Election as Directors at the 2019 Annual Meeting of Stockholders of Knowles Corporation

Dear Mr. Jackson:

Caligan Partners CV I LP, a Cayman Islands exempted limited partnership (the “Record Holder”), submitted notice of its intent to nominate persons for election as directors at the 2019 annual meeting of stockholders of Knowles Corporation, a Delaware corporation (the “Company”) by letter dated January 30, 2019, as updated and supplemented by letter dated March 11, 2019 (collectively, the “Notice”).

The purpose of this letter is to provide the Company with notice of the Record Holder’s withdrawal of the Notice and the proposed nominations of Samuel J. Merksamer and Jonathan Christodoro, effective immediately upon the execution of a definitive settlement agreement among the Company, Caligan Partners LP and Falcon Edge Capital, LP and other related parties.

Very truly yours,

CALIGAN PARTNERS CV I LP

By:	Caligan Partners LP, its investment manager

By:
Name: Samuel J. Merksamer
Title: Partner

Exhibit B

Form of Designee Agreement

[●], 20[●]

Board of Directors
Knowles Corporation
1151 Maplewood Drive

Itasca, Illinois 60143

Re: Designee Agreement

Ladies and Gentlemen:

Reference is made to that certain Settlement Agreement (the “Agreement”), dated as of May 9, 2019, by and among Knowles Corporation, a Delaware corporation (the “Company”), on the one hand, and Caligan Partners CV I LP, a Cayman Islands exempted limited partnership (“Caligan CV I”), Caligan Partners LP, a Delaware limited partnership (“Caligan”), Caligan Partners CV GP LLC, a Delaware limited liability company, Caligan Partners GP, LLC, a Delaware limited liability company, Falcon Edge Capital, LP, a Delaware limited partnership (“Falcon Edge”), Falcon Edge (Cayman) GP, Ltd., a Cayman Islands corporation, Falcon Edge Global Master Fund, LP, a Cayman Islands exempted limited partnership, Moraine Master Fund, LP, a Cayman Islands exempted limited partnership, Patriot Global Management, LP, a Delaware limited partnership, Samuel J. Merksamer, an individual, David E. Johnson, an individual, and Jonathan Christodoro, an individual (the foregoing, together with Caligan CV I, and collectively with each of their respective Affiliates, the “Investor Group”), on the other hand. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

1.	If appointed or elected as a director of the Company, I hereby irrevocably offer to resign from my position as a director of the Board and from any and all committees of the Board on which I serve, subject to acceptance by the Board, effective immediately upon the Board’s notice to me that it has accepted such offer of resignation, which the Board may give within 30 business days after the Board or the chairman thereof obtains actual knowledge of any of the following: (a) the Termination Date; (b) such time as the Investor Group’s Net Long Position falls below the Ownership Minimum; (c) a material breach of the Agreement by the Investor Group that terminates the Company’s obligations to the Investor Group pursuant to Section 11(a)(ii) of the Agreement; (d) my material breach of this letter agreement; or (e) a material inaccuracy in any director questionnaire that I have submitted to the Company.

2.	If elected as a director of the Company, I agree to comply with the terms of the Company’s Certificate of Incorporation (as amended and as may be further amended from time to time), By-Laws (as amended and as may be further amended from time to time), committee charters, corporate governance, ethics, conflict of interest, confidentiality, stock ownership and trading policies and guidelines and similar governance documents that are generally applicable to the Company’s directors; provided, that in the event of a conflict between this letter agreement and the terms of the Confidentiality Agreement, the terms of the Confidentiality Agreement shall control; and provided, further, that the Reimbursement Agreement, dated as of May 9, 2019, by and among Caligan and Falcon Edge, on the one hand, and me, on the other hand, and its terms, in the form executed by the parties thereto and provided to the Company prior to the execution and delivery hereof, shall not be deemed to constitute a breach or violation of this paragraph 2.

1

3.	I agree that, during the term of the Agreement, the Board or any committee thereof, in the exercise of its fiduciary duties, may recuse me from any portion of a Board or committee meeting, and restrict my access to information of the Company, to the extent relating to (a) the Agreement, including the interpretation and enforcement thereof, (b) any demand made by any member of the Investor Group or any of their respective Affiliates if such demand is coupled, expressly or implied, with the threat to take any of the actions prohibited in Sections 3(a) through 3(l) of the Agreement, (c) this letter agreement, (d) my failure to comply with the Charter, the By-Laws or policies that are applicable to all directors or (e) any proposed transaction between the Company and any member of the Investor Group or any of their respective Affiliates. I further agree that, during the term of the Agreement, (i) consistent with my fiduciary duties as a director of the Company, I shall consider in good faith, to the same extent as any other director of the Company, recusal from any Board or committee meeting in the event there is any other actual or potential conflict of interest between the Investor Group or myself, on the one hand, and the Company, on the other hand; and (ii) the Board may restrict my access to information of the Company to the same extent it would for any other director of the Company, in accordance with applicable law.

4.	I agree that, during the term of the Agreement, there shall be no contracts, plans or arrangements, written or otherwise, in effect during the term of the Agreement, between any members of the Investor Group and myself, providing for any compensation, reimbursement of expenses or indemnification of me in connection with or related to my service on the Board, other than the Reimbursement Agreement.

5.	Each party hereto acknowledges and agrees that, for so long as I am serving as a director on the Board, I may provide Confidential Information to the members of the Investor Group and their Representatives; provided, however, that the Investor Group and I shall have executed a Confidentiality Agreement with the Company prior to any provision of Confidential Information to the members of the Investor Group or their Representatives by me. For the avoidance of doubt, each party hereto further acknowledges and agrees that the obligations under this letter agreement shall be in addition to, and not in lieu of, my confidentiality obligations under Delaware law and the Charter, By-Laws and applicable corporate governance policies of the Company; provided, however that in the event of a conflict between my confidentiality obligations under the committee charters, corporate governance, confidentiality, and similar governance documents and governance policies of the Company and those in the Confidentiality Agreement, the terms of the Confidentiality Agreement shall control.

6.	The Company shall provide me with the same compensation, including without limitation restricted stock units, shares of capital stock, and other equity equivalents, and including any initial stock grant and all subsequent stock grants, on the same terms and subject to the same conditions, as is provided to (a) any other member of the Board (other than the chairman) in consideration for such member’s service as such, and (b) any member of any Board committee of which I am or may become a member. The Company shall reimburse my expenses incurred in connection with or related to my service on the Board on the same terms and subject to the same conditions and policies as are applicable to Board members generally.

7.	This letter agreement, and any disputes arising out of or related to this letter agreement (whether for breach of contract, tortious conduct or otherwise), shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to its conflict of laws principles.

8.	Each party hereto acknowledges and agrees that the other party would be irreparably injured by an actual breach of this letter agreement by the first-mentioned party and that monetary remedies may be inadequate to protect either party against any actual or threatened breach or continuation of any breach of this letter agreement. Without prejudice to any other rights and remedies otherwise available to the parties under this letter agreement, each party shall be entitled to equitable relief by way of injunction or otherwise and specific performance of the provisions hereof upon satisfying the requirements to obtain such relief without the necessity of posting a bond or other security, if the other party breaches or threaten to breach any provision of this letter agreement. The parties agree that specific performance shall be the sole and specific remedy for a breach of this letter agreement; provided that in the event of litigation relating to this letter agreement, if a court of competent jurisdiction determines that a party has breached this letter agreement, then such breaching party shall be liable for, and shall pay, the reasonable legal fees, costs and expenses that the non-breaching party has incurred in connection with such litigation, including any appeal therefrom; provided, further, that in the event of litigation related to this letter agreement, if a court of competent jurisdiction does not make a determination that a party has breached this letter agreement, then the party who claimed that such breach occurred shall be liable for, and shall pay, the reasonable legal fees, costs and expenses that the other party has incurred in connection with such litigation, including any appeal therefrom. For the avoidance of doubt, nothing in this letter agreement is intended to limit remedies available against any party for a breach of applicable law or regulation by such party.

9.	Neither the failure nor any delay by a party in exercising any right, power or privilege under this letter agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

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10.	This letter agreement and the obligations hereunder shall terminate on the date that I am no longer a director of the Board, without affecting any rights, remedies or obligations arising or accruing prior to such date.

11.	If any term, provision, covenant or restriction of this letter agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties hereto that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the parties agree to use their reasonable best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or unenforceable by a court of competent jurisdiction.

[Remainder of page intentionally left blank]

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Very Truly Yours,

Name:
Address:

Accepted and Agreed by:

KNOWLES CORPORATION

By:
Title:

SIGNATURE PAGE TO DESIGNEE AGREEMENT

Exhibit C

Form of Reimbursement Agreement

EXECUTION VERSION

REIMBURSEMENT AGREEMENT

1. This Reimbursement Agreement (the “Agreement”), dated May [●], 2019, is by and among Caligan Partners, L.P. (“Caligan”), Falcon Edge Capital LP (“Falcon Edge,” and together with Caligan, the “Investor Group,” “we” or “us”), on the one hand, and Steven F. Mayer (“you”), on the other hand.

2. In connection with the settlement agreement by and among the Knowles Corporation (“Knowles” or the “Company”), the Investor Group, and the other parties thereto (the “Settlement Agreement”), the confidentiality agreement between Knowles Corporation and the Investor Group (the “Confidentiality Agreement”) and your appointment to the Board of Directors of the Company (the “Board”) as an independent director, in the event that you incur any reasonable documented expenses, including without limitation travel expenses, in connection with your service in such capacity prior to the Termination Date (as defined in the Settlement Agreement), including without limitation in connection with your provision of confidential information to us pursuant to the terms of the Settlement Agreement, and whether such expenses are incurred prior to or after the execution and delivery of this Agreement, we jointly and severally agree to reimburse you for such expenses, promptly upon submission of such documentation to us, to the extent not reimbursed by the Company.

3. In the event that (i) you are required by the Company to resign from the Board pursuant to the Settlement Agreement other than (a) as a result of your material breach of an obligation to the Company binding on you, or (b) as a result of a material misrepresentation or omission in your director questionnaire, and the Board accepts such resignation, or (ii) your board membership terminates for any other reason, other than (c) as a result of your death, disability or incapacity, or (d) as a result of your voluntary resignation (it being understood that the fact that you have signed and delivered to the Company an undated resignation letter, which the Company may thereafter accept, does not in and of itself constitute any resignation as being voluntary), and as a result of any such accepted resignation or termination (other than as provided in clauses (a) through (d) above) any awarded but unvested shares of common stock of the Company, par value $0.01 per share, or any related restricted stock units or similar equity-based compensation, are forfeited or will not vest, then we jointly and severally agree to reimburse you an amount equal to the value of such awarded but unvested shares, units or compensation (based on the average closing price of the common stock on the previous five trading days prior to such resignation or termination).

4. The Investor Group, jointly and severally, agrees that, in the event and to the extent that indemnification is not available, or claimed to be not available, to you under the Company’s Amended and Restated Certificate of Incorporation, as amended, the Company’s Amended and Restated Bylaws, or the Company’s director & officer insurance policy, and/or in the event and to the extent that any such indemnification is not sufficient to hold you harmless, the Investor Group will, jointly and severally, indemnify and hold you harmless from and against any and all losses, liabilities, claims, actions, threatened actions, judgments, and reasonable costs, expenses, and disbursements (including without limitation reasonable attorneys’ fees and expenses) (“Losses”) incurred by you in connection with or arising out of your nomination by us as a member of the Board, your service on the Board, your provision of confidential information to us pursuant to the terms of the Settlement Agreement, the other matters contemplated by this Agreement, your enforcement of your claim or right to indemnification or to advances of expenses as a director in connection with your service as a director prior to the Termination Date (as defined in the Settlement Agreement), or your enforcement of this Agreement; provided, however, that the aggregate amount of indemnification available under this paragraph shall not exceed $5,000,000, and the Investor Group shall not be liable for any Losses in excess of such amount (in the aggregate). Your right of indemnification hereunder shall continue after the Termination Date has taken place, but only for acts, omissions, or circumstances that occurred, or claims based on matters arising or alleged to have arisen, prior to the Termination Date. Your right of indemnification will not apply to the extent the Losses are otherwise paid under any directors and officers or other insurance policy that may separately provide coverage to you as a director of the Company or otherwise. Nothing herein shall be construed to provide you with indemnification against Losses to the extent that such Losses were caused by (i) a material breach or violation by you of the Settlement Agreement or the Governance Compliance Agreement (as defined in the Settlement Agreement); (ii) your violation of any provision of state or federal law, unless you demonstrate that your action was taken in good faith; or (iii) actions or omissions by you that constitute bad faith, gross negligence or willful misconduct. You shall promptly notify the Investor Group in writing in the event of any claims for which you seek indemnification hereunder, and thereafter the Investor Group shall advance to you your reasonable legal fees and expenses in connection therewith to the extent that no such advances have been received by you from the Company or any insurer related thereto, provided that the Investor Group may require, as a condition to such advances, that you execute an undertaking to repay such advances if it is ultimately determined, in a final and binding judicial decision, that you were not entitled to the indemnification to which such advances related. The Investor Group’s indemnification obligations will be deemed (as between the Investor Group and the Company) secondary to any insurance or indemnification provided by the Company to its directors, and (to the extent that the Company’s director indemnification policies and insurance coverage would cover the Losses in question in the absence of this Agreement) the Company will be deemed for all purposes to be the primary obligor with respect to any and all such Losses sustained for which the Investor Group otherwise would be required to indemnify you pursuant to this paragraph 4.

5. Each of us recognizes that should you be elected or appointed to the Board all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duties, as applicable, to the Company and to the stockholders of the Company and, as a result, that there is, and can be, no agreement between you and the Investor Group that governs the decisions which you will make as a director of the Company.

6. We hereby jointly and severally represent and warrant that attached hereto are true and correct copies of the Settlement Agreement, the Confidentiality Agreement, and the Governance Compliance Agreement.

7. This Agreement shall automatically terminate on the earliest to occur of (i) the Termination Date and (ii) the date you cease to serve as a member of the Board; provided, however, that the third, fourth, eighth, ninth and tenth paragraphs of this Agreement shall survive such termination; and provided, further, that no termination of this Agreement shall affect any rights or obligations of the parties arising or accrued prior to such termination.

8. This Agreement may be executed in counterparts with the same effect as though all parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement. A signed pdf, fax or photocopy of this Agreement shall be as valid as an original.

9. This Agreement sets forth the entire agreement between the Investor Group and you as to the subject matter contained herein, and cannot be amended, modified or terminated except by a writing executed by each member of the Investor Group and you.

10. This Agreement shall be governed by the laws of the State of New York, without regard to the principles of the conflicts of laws thereof. The parties agree to the exclusive jurisdiction of the state and federal courts of New York, New York, and waive, and agree not to plead or to make, any claim that any action or proceeding brought in the state and federal courts of New York, New York has been brought in an improper or inconvenient forum.

[Signature Page Follows]

Agreed to as of the date first set forth above:

THE INVESTOR GROUP:

CALIGAN PARTNERS, L.P.

By:
Name: Samuel Merksamer
Title: Partner

FALCON EDGE CAPITAL, LP

By:
Name: Mark Cho
Title: Authorized Signatory

STEVEN F. MAYER:

Name: Steven F. Mayer

Exhibit D

Form of Press Release

FOR IMMEDIATE RELEASE

Knowles Announces Agreement with Caligan Partners, Falcon Edge Capital and
Patriot Global Management; Steven F. Mayer Added to Board of Directors

Knowles to Host Analyst Day in the Fall of 2019

ITASCA, Ill.—May [●], 2019— Knowles Corporation (NYSE: KN), a market leader and global provider of advanced micro-acoustic, audio processing and precision device solutions, today announced that it has entered into a Settlement Agreement with Caligan Partners, LP, Falcon Edge Capital, LP and Patriot Global Management, LP (the “Group”). As part of this agreement, the Board of Directors will add Steven F. Mayer to the Knowles Board effective immediately. Mr. Mayer will also stand for election at the 2019 Annual Meeting. Mr. Mayer's appointment will expand the Knowles Board to 10 directors, nine of whom are independent and five of whom will have been appointed in the last four years.

In addition, the Governance and Nominating Committee of the Knowles Board and the Group will search for an additional mutually agreed upon independent director to be identified next year. Furthermore, following approval at the 2018 Annual Meeting of Shareholders, the Knowles Board will continue its process of phased declassification beginning at the 2019 Annual Meeting and concluding at the 2021 Annual Meeting of Shareholders, after which the entire Board will stand for election annually. The Knowles Board also continues to unanimously recommend that shareholders vote in favor of proposals at the 2019 Annual Meeting to eliminate the supermajority vote requirements for amending the Company’s governance documents.

“The Knowles Board is committed to best-in-class governance and we are pleased to add Steve as a new independent director along with our other experienced and highly qualified nominees,” said Donald Macleod, Chairman of the Knowles Board. “We look forward to working together to drive sustainable growth and enhance value for all Knowles shareholders.”

“Knowles is the market leader in micro-acoustic components and high-reliability ceramic capacitors and filters, with a rich history of innovation. We look forward to working constructively with Steve and the Knowles Board to help the Company achieve its substantial potential,” said a spokesperson for the Group.

Knowles has entered into an agreement with the Group under which the Group has agreed to withdraw its slate of director nominees and vote all of its shares in support of Knowles’ full slate of directors at the Company’s 2019 Annual Meeting. Additionally, the Group has agreed to customary standstill and other provisions. The full agreement will be filed on Form 8-K with the U.S. Securities and Exchange Commission (SEC).

Knowles plans to file with the SEC a supplement to its definitive proxy statement, accompanied by a revised WHITE proxy card on which Knowles shareholders can vote to elect the Company’s four director nominees, including Mr. Mayer. Knowles shareholders who previously voted may change their vote by executing a WHITE proxy card or by voting by telephone or through the Internet by following the instructions shown on the WHITE proxy card. Only the latest dated proxy submitted will be counted.

J.P. Morgan is serving as Knowles’ financial advisor and Sidley Austin LLP is serving as the Company’s legal advisor. Schulte, Roth & Zabel is representing the Group.

2019 Analyst Day

Knowles also announced today that it plans to host an Analyst Day in the fall of 2019. Specific details will be provided at a later date.

About Steven F. Mayer

Steven Mayer is the Chief Executive Officer of Iron Horse Acquisition Corp. and Dedication Capital, LLC, privately held investment vehicles. From 2002 until 2018, he held a variety of senior positions with Cerberus Capital Management, L.P. and Cerberus California, LLC, affiliated private investment firms, most recently serving as Senior Managing Director, Co-Head of Global Private Equity, and Chairman of the Cerberus Investment Committee.

Previously, Mr. Mayer was an executive managing director of Gores Technology Group, a private equity investment firm that acquires controlling interests in and manages underperforming and non-core technology and telecommunications companies. Prior to joining Gores, Mr. Mayer served as a managing director of Libra Capital Partners, L.P. and Aries Capital Group, LLC, and was a principal with Apollo Advisors, L.P. and Lion Advisors, L.P., affiliated private equity investment firms. Prior to that time, Mr. Mayer was an attorney with Sullivan & Cromwell specializing in mergers, acquisitions, divestitures, leveraged buyouts and corporate finance.

Mr. Mayer has served as a member of the board of directors or equivalent body of a large number of companies in a wide variety of industries in the United States and Europe, and is currently a member of the Board of Directors of Grifols, S.A. and the Board of Supervisors of Syntellix AG.

Mr. Mayer holds a Bachelor in Arts from Princeton University and a Degree in Law (JD, Juris Doctor) from Harvard Law School.

About Knowles:

Knowles Corporation (NYSE: KN) is a market leader and global provider of advanced micro-acoustic, audio processing, and precision device solutions, serving the mobile consumer electronics, communications, medical, defense, automotive, and industrial markets. Knowles uses its leading position in MEMS (micro-electro-mechanical systems) microphones and strong capabilities in audio processing technologies to optimize audio systems and improve the user experience in mobile, ear, and IoT applications. Knowles is also the leader in acoustic components, high-end capacitors, and mmWave RF solutions for a diverse set of markets. Knowles’ focus on the customer, combined with unique technology, proprietary manufacturing techniques, rigorous testing, and global scale, enables it to deliver innovative solutions that optimize the user experience. Founded in 1946 and headquartered in Itasca, Illinois, Knowles is a global organization with employees in 11 countries. The company was spun out from Dover Corporation in 2014 and has been focused on reshaping its business portfolio and investing in high value solutions to diversify its revenue and increase exposure to high-growth markets. For more information, visit knowles.com.

Forward Looking Statements

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The statements in this news release are based on currently available information and the current expectations, forecasts, and assumptions of Knowles' management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements. These risks and uncertainties include, but are not limited to: unforeseen changes in MEMS microphone demand from our largest customers, in particular, two North American, a Korean, and Chinese OEM customers; the success and rate of multi-microphone and smart microphone adoption and proliferation of our “intelligent audio” solutions, including our audio edge processors, to high volume platforms; our ongoing ability to execute our strategy to diversify our end markets and customers; our ability to stem or overcome price erosion in our segments; fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; the timing of OEM product launches; risks associated with increasing our inventories in advance of anticipated orders by customers; macroeconomic conditions, both in the U.S. and internationally; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; risks associated with shareholder activism, including proxy contests; our ability to achieve continued reductions in our operating expenses; our ability to obtain, enforce, defend or monetize our intellectual property rights; increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; our reliance on third parties to manufacture, assemble, and test our products and sub-components; government trade restrictions and import/export controls; financial risks, including risks relating to currency fluctuations, credit risks and fluctuations in the market value of the Company; and changes in tax laws, changes in tax rates and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission (the “SEC”). Knowles disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information and Where to Find It

The Company has filed a definitive a proxy statement on Schedule 14A and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies for its 2019 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and accompanying WHITE proxy card, any amendments or supplements to the Definitive Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at www.investor.knowles.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Contact:

Mike Knapp

Investor Relations

Phone: (630) 238-5236

Email: Mike.Knapp@knowles.com

Media:

Matthew Sherman / Nicholas Lamplough / Mahmoud Siddig
Joele Frank, Wilkinson, Brimmer, Katcher
(212) 355-4449

Exhibit E

Form of Confidentiality Agreement

Knowles Corporation

1151 Maplewood Drive

Itasca, Illinois 60143

[•], 2019

Caligan Partners LP

Caligan Partners CV I LP

Caligan Partners CV GP LLC

Caligan Partners GP, LLC

Samuel J. Merksamer

David E. Johnson
520 Madison Avenue
New York, NY 10022

Falcon Edge Capital, LP

Falcon Edge (Cayman) GP, Ltd.

Falcon Edge Global Master Fund, LP

Moraine Master Fund, LP

Patriot Global Management, LP

Jonathan Christodoro
660 Madison Avenue, 19th Floor
New York, NY 10065

Steven F. Mayer

11812 San Vincente Boulevard, Suite 300

Los Angeles, CA 90049

Re:     Confidentiality Agreement

Ladies and Gentlemen:

This letter agreement shall become effective upon the appointment of Steven F. Mayer (the “Investor Group Designee”) to the Board of Directors (the “Board”) of Knowles Corporation, a Delaware corporation (the “Company”), pursuant to the Settlement Agreement, dated as of May 9, 2019 (the “Settlement Agreement”), by and among the Company, on the one hand, and Caligan Partners CV I LP, a Cayman Islands exempted limited partnership (“Caligan CV I”), Caligan Partners LP, a Delaware limited partnership, Caligan Partners CV GP LLC, a Delaware limited liability company, Caligan Partners GP, LLC, a Delaware limited liability company, Falcon Edge Capital, LP, a Delaware limited partnership, Falcon Edge (Cayman) GP, Ltd., a Cayman Islands corporation, Falcon Edge Global Master Fund, LP, a Cayman Islands exempted limited partnership, Moraine Master Fund, LP, a Cayman Islands exempted limited partnership, Patriot Global Management, LP, a Delaware limited partnership, Samuel J. Merksamer, an individual, David E. Johnson, an individual, and Jonathan Christodoro, an individual (the foregoing, together with Caligan CV I, and collectively with each of their respective Affiliates, the “Investor Group”), on the other hand. Capitalized terms used and not otherwise defined herein have the meanings given to such terms in the Settlement Agreement. For the avoidance of doubt, the Investor Group Designee shall not be deemed part of, or to have the rights or obligations of, or to be a Representative of, the Investor Group for purposes of this letter agreement.

Upon the terms of, and subject to the conditions in, this letter agreement, the Investor Group and its Representatives may receive certain Confidential Information (as defined herein) about the Company and its Affiliates from the Investor Group Designee or his Replacement Designee (in either case, the “Investor Group Director”) obtained in his or her capacity as a director of the Company that is confidential or proprietary, the disclosure of which could harm the Company or its Affiliates. The Company understands and agrees that, upon the terms of, and subject to the conditions in, this letter agreement, the Investor Group Director may disclose Confidential Information to the Investor Group or its Representatives, and that such disclosure on the terms of, and subject to the conditions in, this letter agreement shall not constitute a breach of or failure to comply with the Company’s Certificate of Incorporation (as amended and as may be further amended from time to time), By-Laws (as amended and as may be further amended from time to time), committee charters, corporate governance, ethics, conflict of interest, confidentiality, and similar governance documents that are generally applicable to the Company’s directors.

1.	The Investor Group Director and the Investor Group understand and agree that the Investor Group Director, when acting in his or her capacity as a director of the Company, shall be subject in all cases to the fiduciary duties owed to the Company and its stockholders imposed by Delaware law. It is understood and agreed that the Investor Group Director shall not disclose to the Investor Group or its Representatives (a) any confidential or proprietary information of any third party in the possession of the Company or any of its Affiliates for which the Investor Group Director has actual knowledge, prior to such disclosure, that the Company or any of its Affiliates is prohibited from disclosing pursuant to a contractual, fiduciary or other legal obligation or duty of confidentiality; and (b) any legal advice or information that is specifically identified to the Investor Group Director, prior to such disclosure, as protected by the Company’s or any of its Affiliates’ attorney-client privilege, attorney work-product privilege or any other applicable privilege (both with respect to internal or external legal counsel). Accordingly, and in furtherance of the foregoing, the Investor Group agrees not to claim or contend that the Company has waived any attorney client privilege, work product doctrine or any other applicable privilege by permitting the proffer of information pursuant to this letter agreement. The Company shall, as promptly as reasonably possible and in good faith, respond to any request by the Investor Group Director for advice as to whether any particular Confidential Information is not to be disclosed by the Investor Group Director in accordance with clause (a) or (b) above, or otherwise in accordance with applicable law, and the Investor Group Director may, but shall not be required to, rely on such advice for purposes of this Section 1. The term “Representatives” shall mean (i) with respect to the Company, members of the Board, officers, financial advisers and attorneys and (ii) with respect to the Investor Group, any of its controlled affiliates and its and their partners, directors, officers or employees, attorneys, accountants and financial and other advisers (excluding, for the avoidance of doubt, any member of the Board).

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2.	For purposes of this letter agreement, the term “Confidential Information” includes all information concerning or relating to the Company that is furnished directly or indirectly by the Company or any of its Representatives prior to the termination of this letter agreement, whether or not marked as confidential, whether furnished before or after the date of the Agreement, whether oral, written or electronic, and regardless of the manner in which it is furnished, together with any notes, reports, summaries, analyses, compilations, forecasts, studies, interpretations, memoranda or other materials that contain, reference, reflect or are based upon, in whole or in part, any such information. The term “Confidential Information” does not include information that (a) was within the Investor Group’s or any of its Representatives’ possession prior to it being furnished to the Investor Group Director by the Company or its Representatives; (b) is or becomes available to the Investor Group or its Representatives from a source other than the Company or its Representatives; (c) is or becomes generally available to the public; or (d) has been or is independently developed by the Investor Group or its Representatives without the use of the Confidential Information or in violation of the terms of this letter agreement; provided that, in the case of (a), (b) and (c), such information was not known by the Investor Group or its Representatives to have been provided in violation of any contractual, fiduciary or other legal obligation of confidentiality owed to the Company or an Affiliate thereof and in the case of (b) and (c), such information becomes available other than as a result of a disclosure by the Investor Group or its Representatives in violation of this letter agreement or in violation of any other confidentiality or non-use obligations. Notwithstanding the foregoing, specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the Investor Group’s possession on a non-confidential basis merely because Confidential Information is embraced by more general information in the public domain or in the Investor Group’s possession prior to the date hereof. Further, any combination of Confidential Information shall not be considered in the public domain or in the Investor Group’s possession on a non-confidential basis merely because individual elements of such Confidential Information are in the public domain or are in Investor Group’s possession prior to the date hereof.

3.	As a condition to the Investor Group or any of its Representatives being furnished with the Confidential Information, the Investor Group agrees to treat as confidential, and to instruct its Representatives to treat as confidential, any Confidential Information that is furnished to the Investor Group or its Representatives by or on behalf of the Investor Group Director, the Company or its Representatives in accordance with the provisions of this letter agreement, and to take or abstain from taking, and to instruct its Representatives to take or abstain from taking, certain other actions as set forth herein. The Investor Group further agrees that it shall use the Confidential Information solely for the purpose of monitoring and evaluating the Investor Group’s investment in the Company; provided, however, that the Investor Group may disclose the Confidential Information (a) to any of its Representatives who need to know such information for the purpose of monitoring and evaluating their investment in the Company or (b) as the Company may otherwise consent in writing. The Investor Group shall (i) inform any such Representative of the confidential nature of the Confidential Information and (ii) direct such Representative to keep the Confidential Information strictly confidential according to the terms of this letter agreement. The Investor Group agrees to be responsible for any breaches of any of the provisions of this letter agreement by any of its Representatives as if they were a party hereto (it being understood that such responsibility shall be in addition to and not by way of limitation of any right or remedy the Company may have against the Investor Group’s Representatives with respect to such breach).

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4.	The Investor Group hereby acknowledges that it is aware (and the Investor Group shall also advise each of its Representatives that is provided Confidential Information) (a) of its obligations under U.S. securities laws and regulations, (b) that the Confidential Information may contain material non-public information concerning the Company and (c) that U.S. securities laws and regulations may restrict any person who has material, non-public information concerning an issuer from purchasing or selling securities of such issuer or communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. The Investor Group agrees that it and its Representatives in possession of material non-public information concerning the Company shall refrain from trading in the securities of the Company in violation of U.S. securities laws and regulations while in possession of any such material non-public information. Each of the Company and the Investor Group further acknowledges its respective acknowledgements and obligations as well as those of its Representatives (as applicable) under Section 8 of the Settlement Agreement.

5.	Notwithstanding anything to the contrary provided in this letter agreement, in the event the Investor Group or any of its Representatives receives a request or is required by deposition, interrogatory, request for documents, subpoena, court order, similar judicial process, civil investigative demand or similar process or pursuant to a request from a regulatory examiner (any such requested or required disclosure, an “External Demand”) or is otherwise required pursuant to applicable law, regulation or the rules of any governmental, national securities exchange or other regulatory authority to disclose all or any part of the Confidential Information (as determined based on the advice of outside legal counsel), the Investor Group agrees, and agrees to instruct its Representatives, to the extent permitted by applicable law, (a) to promptly notify the Company of the existence, terms and circumstances surrounding such External Demand or other requirement and (b) to cooperate with the Company in seeking a protective order or other appropriate remedy to the extent available under the circumstances. In the event that such protective order or other remedy is not obtained or not available or that the Company waives compliance with the provisions hereof, the Investor Group or its Representatives, as the case may be, (i) may disclose only that portion of the Confidential Information which the Investor Group or its Representatives are advised by outside legal counsel, is legally required to be disclosed, (ii) shall inform the recipient of such Confidential Information of the existence of this letter agreement and the confidential nature of such Confidential Information and (iii) shall exercise reasonable efforts to obtain assurances that confidential treatment will be accorded to the Confidential Information. For the avoidance of doubt, it is understood and agreed that there shall be no “applicable law,” “regulation” or “rule” requiring the Investor Group or its Representatives to disclose any Confidential Information solely by virtue of the fact that, absent such disclosure, the Investor Group or its Representatives would be prohibited from purchasing, selling or engaging in derivative or other voluntary transactions with respect to the securities of the Company or the Investor Group or its Representatives would be unable to file any proxy materials or tender or exchange offer materials in compliance with Section 14 of the Exchange Act or the rules promulgated thereunder. It is further understood that following the Termination Date and subject to the terms and conditions herein, nothing contained in this letter agreement (including, without limitation, Section 3 of this letter agreement) shall in and of itself prevent the Investor Group or its Representatives from (i) nominating any person to serve as a director of the Company or from proposing any other business or (ii) engaging in any solicitation of proxies or consents or becoming a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) of proxies or consents with respect to securities of the Company; provided, however, that (A) in taking any of the foregoing actions, the Investor Group or its Representatives will treat all Confidential Information in accordance with the provisions of this letter agreement, and (B) the Investor Group acknowledges that Section 3 of the Settlement Agreement prohibits the foregoing actions.

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6.	Within 10 days following the termination of this letter agreement in accordance with its terms and at the Investor Group’s option, the Investor Group and its Representatives shall either promptly (a) destroy the Confidential Information and any copies thereof or (b) return to the Company all Confidential Information and any copies thereof, and in either case, certify in writing to the Company that all such material has been destroyed or returned, as applicable, in compliance with this letter agreement; provided, however, that the Investor Group and its Representatives shall be permitted to retain Confidential Information to the extent necessary to comply with applicable law, professional standards or the Investor Group or its Representatives’ document retention policies of general application, or to the extent disclosed pursuant to an External Demand. To the extent any Confidential Information is retained pursuant to the preceding sentence, the Investor Group and its Representatives shall continue to be bound by the obligations contained herein with respect to such Confidential Information retained by the Investor Group or its Representatives for such period of time as prescribed by this letter agreement.

7.	During the term of this letter agreement and continuing for a period of 18 months following the termination of this letter agreement, the Investor Group and its Representatives shall not, without the prior written approval of the Board, directly or indirectly, for the Investor Group or on behalf of, or in conjunction with, any other person or entity of any nature, solicit, canvass, approach, or induce any employee or contractor of the Company to terminate his, her or its employment or engagement with the Company or any of its Affiliates or Associates, other than by means of a general advertisement that is not directed at any particular employee or contractor of the Company.

8.	The Investor Group agrees that it shall, at the Investor Group’s sole expense, use its reasonable best efforts to undertake all measures necessary or appropriate, including, without limitation, court proceedings, (a) to restrain the Investor Group’s Representatives from prohibited or unauthorized disclosure or use of any Confidential Information and (b) to safeguard and protect the confidentiality of the Confidential Information disclosed to the Investor Group or any of its Representatives and to prevent the use of any Confidential Information in any way that would violate any applicable law or this letter agreement. The Investor Group shall notify the Company promptly, in writing, of any misuse, misappropriation or unauthorized disclosure of any Confidential Information which may come to the Investor Group’s attention. The Investor Group shall be responsible for any breach of this letter agreement by the Investor Group and any deemed breach of this letter agreement by any of the Investor Group’s Representatives and by any other person to whom the Investor Group discloses any Confidential Information, whether or not such disclosure is permitted hereunder, as if such Representatives or other persons were parties hereto and had the Investor Group’s obligations hereunder.

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9.	The Investor Group acknowledges and agrees that the Company would be irreparably injured by an actual breach of this letter agreement and that monetary remedies would be inadequate to protect the Company against any actual or threatened breach or continuation of any breach of this letter agreement. Without prejudice to any other rights and remedies otherwise available to the Company under this letter agreement, the Company shall be entitled to equitable relief by way of injunction or otherwise and specific performance of the provisions hereof upon satisfying the requirements to obtain such relief without the necessity of posting a bond or other security, if the Investor Group or any of its Representatives breach or threaten to breach any provision of this letter agreement. Such remedy shall not be deemed to be the exclusive remedy for a breach of this letter agreement but shall be in addition to all other remedies available at law or equity to the non-breaching party.

10.	The Investor Group agrees that (a) none of the Company or its Representatives shall have any liability to the Investor Group or any of its Representatives resulting from the selection, use or content of the Confidential Information by the Investor Group or its Representatives and (b) none of the Company or its Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any Confidential Information. This letter agreement shall not create any obligation on the part of the Company or its Representatives to provide the Investor Group or its Representatives with any Confidential Information, nor shall it entitle the Investor Group or its Representatives to participate in any meeting of the Board or any committee thereof. All Confidential Information shall remain the property of the Company and its Affiliates. Neither the Investor Group nor any of its Representatives shall by virtue of any disclosure of, and/or the Investor Group’s or its Representatives’ use of, any Confidential Information acquire any rights with respect thereto; all such rights shall remain exclusively with the Company and its Affiliates. The Investor Group and its Representatives shall not initiate contact with any officer or employee of the Company concerning Confidential Information other than as permitted by the terms of the Settlement Agreement, unless otherwise approved in writing by the Company; provided, however, the restrictions set forth in this sentence shall not apply to the Investor Group Director, acting in his capacity as such, or any other officer or employee of the Company who is also serving as a director.

11.	Except as otherwise set forth herein, this letter agreement and the obligations and restrictions hereunder shall terminate 18 months from the earlier of (a) the date on which the Investor Group Director ceases to be a director of the Company and (b) the date on which the Investor Group delivers written notice to the Company that it no longer wishes to receive any Confidential Information under this Agreement; provided however, that any liability for breach of this letter agreement prior to termination under this Section 11 shall survive such termination.

12.	No failure or delay by any party or any of its Representatives in exercising any right, power or privilege under this letter agreement shall operate as a waiver thereof, and no modification hereof shall be effective, unless in writing and signed by the Investor Group and the Company.

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13.	The illegality, invalidity or unenforceability of any provision hereof under the laws of any jurisdiction shall not affect its legality, validity or enforceability under the laws of any other jurisdiction, nor the legality, validity or enforceability of any other provision hereof.

14.	This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the choice of law principles of such state that may direct application of laws of another jurisdiction. Each party hereto hereby irrevocably and unconditionally consents to the exclusive institution and resolution of any action, suit or proceeding of any kind or nature with respect to or arising out of this letter agreement brought by any party hereto in the United States District Court for the District of Delaware or, if there is no federal subject matter jurisdiction, in the Delaware Court of Chancery. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this letter agreement in such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The parties agree that a final judgment in any such dispute shall be conclusive and may be enforced in other jurisdictions by suits on the judgment or in any other manner provided by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, OR RELATING TO, THIS LETTER AGREEMENT. In the event of litigation relating to this letter agreement, if a court of competent jurisdiction determines that a party has breached this letter agreement, then such breaching party shall be liable for, and shall pay, the reasonable legal fees, costs and expenses that the non-breaching party has incurred in connection with such litigation, including any appeal therefrom. In addition, in the event of litigation relating to this letter agreement or the Settlement Agreement between the Company and any member of the Investor Group, if the Investor Group Director incurs any legal or other fees, costs or expenses in his or her capacity as a deponent, witness, or other nonparty, the breaching party shall promptly, upon demand therefor, reimburse the Investor Group Director for all such reasonable fees, costs and expenses.

15.	Any notice or other communication required or permitted under this letter agreement to the Company or the Investor Group shall be provided pursuant to Section 13 of the Settlement Agreement.

16.	This letter agreement and the Settlement Agreement (including the exhibits thereto) constitute the only agreement between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written. For the avoidance of doubt, nothing in this letter agreement supplements, modifies or amends the “Standstill Restrictions”, the entirety of which are contained in Section 3 of the Settlement Agreement. This letter agreement may be amended only by an agreement in writing executed by the Company and the Investor Group.

17.	This letter agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any assignment of this letter agreement by the Investor Group (including by operation of law) or the Investor Group Director without the prior written consent of the Company shall be void ab initio. Any purchaser of the Company or of all, or substantially all, the Company’s assets shall be entitled to the benefits of this letter agreement, whether or not this letter agreement is assigned to such purchaser.

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18.	Each party to this letter agreement acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this letter agreement, and that it has executed this letter agreement with the advice of such counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this letter agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties hereto shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this letter agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this letter agreement shall be decided without regards to events of drafting or preparation.

19.	This letter agreement may be executed in separate counterparts (including by fax, .jpeg, .gif, ..bmp and .pdf), each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

[Signature Pages Follow]

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Very truly yours,

KNOWLES CORPORATION

By:
Name:	Jeffrey S. Niew
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO CONFIDENTIALITY AGREEMENT

ACCEPTED AND AGREED TO BY:

CALIGAN PARTNERS LP By: __________________________________ Name: Samuel J. Merksamer Title: Partner

CALIGAN PARTNERS CV I LP By: Caligan Partners LP, its investment manager By:__________________________________ Name: Samuel J. Merksamer Title: Partner

CALIGAN PARTNERS CV GP LLC By: __________________________________ Name: Samuel J. Merksamer Title: Managing Member
CALIGAN PARTNERS GP, LLC By: __________________________________ Name: Samuel J. Merksamer Title: Managing Member

FALCON EDGE CAPITAL, LP By: __________________________________ Name: Mark Cho Title: Authorized Signatory

FALCON EDGE (CAYMAN) GP, LTD. By: __________________________________ Name: Mark Cho Title: Authorized Signatory

SIGNATURE PAGE TO CONFIDENTIALITY AGREEMENT

FALCON EDGE GLOBAL MASTER FUND, LP By: Falcon Edge Capital LP, its investment manager By: __________________________________ Name: Mark Cho Title: Authorized Signatory

MORAINE MASTER FUND, LP By: Falcon Edge Capital LP, its investment manager By: __________________________________ Name: Mark Cho Title: Authorized Signatory
PATRIOT GLOBAL MANAGEMENT, LP By:__________________________________ Name: Jonathan Christodoro Title: Authorized Signatory

SAMUEL J. MERKSAMER __________________________________ DAVID E. JOHNSON __________________________________

JONATHAN CHRISTODORO __________________________________
STEVEN F. MAYER __________________________________

SIGNATURE PAGE TO CONFIDENTIALITY AGREEMENT

Exhibit 99.1

FOR IMMEDIATE RELEASE

Knowles Announces Agreement with Caligan Partners, Falcon Edge Capital and
Patriot Global Management; Steven F. Mayer Added to Board of Directors

Knowles to Host Analyst Day in the Fall of 2019

ITASCA, Ill.—May 9, 2019— Knowles Corporation (NYSE: KN), a market leader and global provider of advanced micro-acoustic, audio processing and precision device solutions, today announced that it has entered into a Settlement Agreement with Caligan Partners, LP, Falcon Edge Capital, LP and Patriot Global Management, LP (the “Group”). As part of this agreement, the Board of Directors will add Steven F. Mayer to the Knowles Board effective immediately. Mr. Mayer will also stand for election at the 2019 Annual Meeting. Mr. Mayer's appointment will expand the Knowles Board to 10 directors, nine of whom are independent and five of whom will have been appointed in the last four years.

In addition, the Governance and Nominating Committee of the Knowles Board and the Group will search for an additional mutually agreed upon independent director to be identified next year. Furthermore, following approval at the 2018 Annual Meeting of Shareholders, the Knowles Board will continue its process of phased declassification beginning at the 2019 Annual Meeting and concluding at the 2021 Annual Meeting of Shareholders, after which the entire Board will stand for election annually. The Knowles Board also continues to unanimously recommend that shareholders vote in favor of proposals at the 2019 Annual Meeting to eliminate the supermajority vote requirements for amending the Company’s governance documents.

“The Knowles Board is committed to best-in-class governance and we are pleased to add Steve as a new independent director along with our other experienced and highly qualified nominees,” said Donald Macleod, Chairman of the Knowles Board. “We look forward to working together to drive sustainable growth and enhance value for all Knowles shareholders.”

“Knowles is the market leader in micro-acoustic components and high-reliability ceramic capacitors and filters, with a rich history of innovation. We look forward to working constructively with Steve and the Knowles Board to help the Company achieve its substantial potential,” said a spokesperson for the Group.

Knowles has entered into an agreement with the Group under which the Group has agreed to withdraw its slate of director nominees and vote all of its shares in support of Knowles’ full slate of directors at the Company’s 2019 Annual Meeting. Additionally, the Group has agreed to customary standstill and other provisions. The full agreement will be filed on Form 8-K with the U.S. Securities and Exchange Commission (SEC).

Knowles plans to file with the SEC a supplement to its definitive proxy statement, accompanied by a revised WHITE proxy card on which Knowles shareholders can vote to elect the Company’s four director nominees, including Mr. Mayer. Knowles shareholders who previously voted may change their vote by executing a WHITE proxy card or by voting by telephone or through the Internet by following the instructions shown on the WHITE proxy card. Only the latest dated proxy submitted will be counted.

J.P. Morgan is serving as Knowles’ financial advisor and Sidley Austin LLP is serving as the Company’s legal advisor. Schulte, Roth & Zabel is representing the Group.

2019 Analyst Day

Knowles also announced today that it plans to host an Analyst Day in the fall of 2019. Specific details will be provided at a later date.

About Steven F. Mayer

Steven Mayer is the Chief Executive Officer of Iron Horse Acquisition Corp. and Dedication Capital, LLC, privately held investment vehicles. From 2002 until 2018, he held a variety of senior positions with Cerberus Capital Management, L.P. and Cerberus California, LLC, affiliated private investment firms, most recently serving as Senior Managing Director, Co-Head of Global Private Equity, and Chairman of the Cerberus Investment Committee.

Previously, Mr. Mayer was an executive managing director of Gores Technology Group, a private equity investment firm that acquires controlling interests in and manages underperforming and non-core technology and telecommunications companies. Prior to joining Gores, Mr. Mayer served as a managing director of Libra Capital Partners, L.P. and Aries Capital Group, LLC, and was a principal with Apollo Advisors, L.P. and Lion Advisors, L.P., affiliated private equity investment firms. Prior to that time, Mr. Mayer was an attorney with Sullivan & Cromwell specializing in mergers, acquisitions, divestitures, leveraged buyouts and corporate finance.

Mr. Mayer has served as a member of the board of directors or equivalent body of a large number of companies in a wide variety of industries in the United States and Europe, and is currently a member of the Board of Directors of Grifols, S.A. and the Board of Supervisors of Syntellix AG.

Mr. Mayer holds a Bachelor in Arts from Princeton University and a Degree in Law (JD, Juris Doctor) from Harvard Law School.

About Knowles:

Knowles Corporation (NYSE: KN) is a market leader and global provider of advanced micro-acoustic, audio processing, and precision device solutions, serving the mobile consumer electronics, communications, medical, defense, automotive, and industrial markets. Knowles uses its leading position in MEMS (micro-electro-mechanical systems) microphones and strong capabilities in audio processing technologies to optimize audio systems and improve the user experience in mobile, ear, and IoT applications. Knowles is also the leader in acoustic components, high-end capacitors, and mmWave RF solutions for a diverse set of markets. Knowles’ focus on the customer, combined with unique technology, proprietary manufacturing techniques, rigorous testing, and global scale, enables it to deliver innovative solutions that optimize the user experience. Founded in 1946 and headquartered in Itasca, Illinois, Knowles is a global organization with employees in 11 countries. The company was spun out from Dover Corporation in 2014 and has been focused on reshaping its business portfolio and investing in high value solutions to diversify its revenue and increase exposure to high-growth markets. For more information, visit knowles.com.

Forward Looking Statements

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The statements in this news release are based on currently available information and the current expectations, forecasts, and assumptions of Knowles' management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements. These risks and uncertainties include, but are not limited to: unforeseen changes in MEMS microphone demand from our largest customers, in particular, two North American, a Korean, and Chinese OEM customers; the success and rate of multi-microphone and smart microphone adoption and proliferation of our “intelligent audio” solutions, including our audio edge processors, to high volume platforms; our ongoing ability to execute our strategy to diversify our end markets and customers; our ability to stem or overcome price erosion in our segments; fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; the timing of OEM product launches; risks associated with increasing our inventories in advance of anticipated orders by customers; macroeconomic conditions, both in the U.S. and internationally; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; risks associated with shareholder activism, including proxy contests; our ability to achieve continued reductions in our operating expenses; our ability to obtain, enforce, defend or monetize our intellectual property rights; increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; our reliance on third parties to manufacture, assemble, and test our products and sub-components; government trade restrictions and import/export controls; financial risks, including risks relating to currency fluctuations, credit risks and fluctuations in the market value of the Company; and changes in tax laws, changes in tax rates and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission (the “SEC”). Knowles disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information and Where to Find It

The Company has filed a definitive a proxy statement on Schedule 14A and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies for its 2019 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and accompanying WHITE proxy card, any amendments or supplements to the Definitive Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at www.investor.knowles.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Contact:

Mike Knapp

Investor Relations

Phone: (630) 238-5236

Email: Mike.Knapp@knowles.com

Media:

Matthew Sherman / Nicholas Lamplough / Mahmoud Siddig
Joele Frank, Wilkinson, Brimmer, Katcher
(212) 355-4449